Money Market Funds	Prospectus Supplement

UBS Money Series

UBS Prime Reserves Fund

Supplement to the Prospectus (the “Prospectus”) dated January 11, 2016, as supplemented

March 29, 2016

Dear Investor:

The purpose of this supplement is to (i) update certain information contained in the Prospectus regarding the voluntary management fee waiver for UBS Prime Reserves Fund (the “Fund”), which is being extended, and (ii) update certain information contained in the Prospectus regarding the disclosure of portfolio holdings for the Fund. The disclosure changes referred to in the second part of the preceding sentence are being made to comply with new regulatory requirements that will become effective on April 14, 2016.

The Prospectus is hereby supplemented as shown below.

I. Voluntary Management Fee Waiver

Effective through April 30, 2016, UBS Asset Management (Americas) Inc. (“UBS AM”) will voluntarily waive 0.10% of its management fee. UBS AM may voluntarily waive additional fees from time to time. For example, UBS AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS AM would continue any additional voluntary waivers. Waivers may affect the Fund’s performance.

II. Disclosure of Portfolio Holdings

Effective April 14, 2016, the section captioned “Disclosure of portfolio holdings” beginning on page 25 of the Prospectus is revised by replacing the third paragraph of that section in its entirety with the following:

The fund will disclose on UBS AM’s Web site, within five business days after the end of each month: (1) a complete schedule of the Master Fund’s portfolio holdings and information regarding the weighted average maturity of the Master Fund, and (2) an update for the fund showing additional portfolio characteristics broken down by country, including related weighted average life or weighted average maturity information per country. This information will be posted on the UBS Web site at the following internet address: http://www.ubs.com/usmoneymarketfundsholdings. In addition, the fund will file with the SEC on Form N-MFP, within five business days after the end of each month, more detailed portfolio holdings information. The fund’s Forms N-MFP will be available on the SEC’s Web site; UBS AM’s Web site will also contain a link to these filings, when available. The UBS AM Web site will also disclose the following information for the fund as of the end of each business day for the previous six months: (1) the percentage of the fund’s total assets invested in daily and weekly liquid assets; (2) the fund’s daily net inflows and outflows; and (3) the fund’s current market-based net asset value per share.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-806